Other Payables and Accrued Expenses	12 Months Ended
Jun. 30, 2022
Other Payables and Accrued Expenses [Abstract]
OTHER PAYABLES AND ACCRUED EXPENSES

12. OTHER PAYABLES AND ACCRUED EXPENSES

Components of other payables and accrued expenses are as follows:

	As of June 30,
	2021	2022	2022
	RMB	RMB	US$

Payroll payable	16,246	13,844	2,067
Accrued expenses	4,781	3,924	586
Value-added tax recoverable	(3,696)	(700)	(105)
Employee’s individual income tax	1,268	407	61
Others	525	1,970	294
Other payables and accrued expenses	19,124	19,445	2,903

Accrued expenses mainly consisted of accrued marketing and sales promotion expenses for activities on publicly raised fund products.

Entities that are VAT general taxpayers are allowed to offset qualified input VAT paid to suppliers against their output VAT liabilities. Net VAT balance between input VAT and output VAT is recorded as VAT payable if output VAT is larger than input VAT and is recorded as VAT recoverable if input VAT is larger than output VAT.